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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2004

VASO ACTIVE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31925 (Commission File Number)	02-0670926 (I.R.S. Employer Identification No.)
99 Rosewood Drive, Suite 260, Danvers, Massachusetts 01923 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (978) 750-1991

TABLE OF CONTENTS

ITEM 9. REGULATION FD DISCLOSURE
ITEM 7. EXHIBITS
SIGNATURE
EXHIBIT 99.1—SCRIPT FOR CONFERENCE CALL AND AUDIO WEBCAST HELD ON MARCH 26, 2004.

ITEM 9.    REGULATION FD DISCLOSURE

        On March 26, 2004, Vaso Active Pharmaceuticals, Inc. (the "Company") broadcast its full year 2003 results and outlook for 2004 via a conference call and audio webcast conducted by Mr. John J. Masiz, President, Chairman and Chief Executive Officer. This call was webcast by CCBN and can be accessed at Vaso Active's web site at www.vasoactive.us/vmir2.html.

ITEM 7.    EXHIBITS

(c)   Exhibits.

        Exhibit 99.1—Script for conference call and audio webcast held on March 26, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VASO ACTIVE PHARMACEUTICALS, INC.
By:	/s/ JOHN J. MASIZ Name: John J. Masiz Title: President, CEO

Date: March 26, 2004

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TABLE OF CONTENTS
  ITEM 9. REGULATION FD DISCLOSURE
  ITEM 7. EXHIBITS
SIGNATURE